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                                                                      EXHIBIT 23


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




Perrigo Company
Allegan, Michigan

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 33-46262) of our report dated June 6, 2006 relating to the financial statements and supplemental schedule of Perrigo Company Profit-Sharing and Investment Plan appearing in this Form 11-K for the year ended December 31, 2005.



/s/ BDO Seidman, LLP
Grand Rapids, Michigan
June 28, 2006